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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest reported) March 25, 2003

                                 WRC MEDIA INC.
             (Exact name of registrant as specified in its chapter)

          Delaware                   333-96119                13-4066536
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation             File Number)          Identification No.)

 512 Seventh Avenue, 22nd Floor, New York, NY                    10018
   (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (212) 768-1150

                                 Not Applicable
          (Former name or former address, if changed since last report)


Item 5. Other Events and Regulation FD Disclosure.

On March 24, 2003, WRC Media Inc. reported the results for the three-months and year ended December 31, 2002 which are set forth in the press release in an Exhibit hereto.

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Item 7. Financial Statements and Exhibits.

Exhibit No.       Exhibit

   99.1           Press release issued by WRC Media Inc. on March 24, 2003


                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                WRC MEDIA INC.
                                                 (Registrant)

Date:  March 24, 2003            By:   /s/ Robert S. Lynch
                                    -------------------------------------------
                                    Name:  Robert S. Lynch
                                    Title: Chief Operating Officer